FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2023
Financial Instrument Disclosure [Abstract]
FINANCIAL INSTRUMENTS

9. FINANCIAL INSTRUMENTS

The Company enters into forward foreign exchange contracts to hedge its foreign currency exposures on future production expenses denominated in various foreign currencies (i.e., cash flow hedges). The Company also enters into forward foreign exchange contracts that economically hedge certain of its foreign currency risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting. In addition, the Company enters into interest rate swaps to hedge certain of its interest rate risks on its debt. The Company monitors its positions with, and the credit quality of, the financial institutions that are party to its financial transactions.

As of December 31, 2023, the Company had the following outstanding forward foreign exchange contracts (all outstanding contracts have maturities of less than 12 months from December 31, 2023) (in thousands except for exchange rates):

Foreign Currency	Foreign Currency Amount		US Dollar Amount	Weighted Average Exchange Rate Per $1 USD
British Pound Sterling	£ 21,376	in exchange for	$26,332	£ 0.81
Euro	€2,435	in exchange for	$2,700	€0.90
Singapore Dollar	S$2400	in exchange for	$1,843	S$ 1.30

For forward foreign exchange contracts designated as cash flow hedges, the Company recognized net gains (losses) in accumulated other comprehensive income (loss) of $0.3 million and $(0.2) million for the years ended December 31, 2022 and 2021, respectively. The Company did not recognize any gains or losses in accumulated other comprehensive income (loss) for the year ended December 31, 2023. The Company reclassified gains of $0.8 million and $0.7 million into net income for the years ended December 31, 2022 and 2021, respectively. The Company did not reclassify any gains or losses into net income for the year ended December 31, 2023.

For forward foreign exchange contracts not designated as cash flow hedges, the Company recorded net gains (losses) of $4.5 million, $(7.2) million and $0.8 million for the years ended December 31, 2023, 2022 and 2021, respectively. These amounts were included in other income, net in the consolidated statements of operations.

In certain circumstances, the Company enters into contracts that are settled in currencies other than the functional or local currencies of the contracting parties. Accordingly, these contracts consist of the underlying operational contract and an embedded foreign currency derivative element. Hedge accounting is not applied to the embedded foreign currency derivative element. The Company recorded net gains (losses) of $1.7 million, $(0.4) million and $(8.0) million for the years ended December 31, 2023, 2022 and 2021, respectively, in other income, net in the consolidated statements of operations.

In addition, the Company has entered into interest rate swaps for portions of its 2014 Credit Facilities and other variable interest bearing debt and has designated them cash flow hedges. In June 2023, the Company executed amendments to transition the interest rate swaps on its 2014 Credit Facilities from LIBOR to Term Secured Overnight Financing Rate ("SOFR") with a new average fixed coupon of approximately 2.05% for $1.5 billion of interest rate swaps and approximately 3.10% for $750 million of interest rate swaps. For the years ended December 31, 2023, 2022 and 2021, the Company recorded net gains of $23.2 million, $98.6 million and $28.9 million, respectively, in accumulated other comprehensive income (loss) and reclassified gains (losses) of $59.4 million, $(5.6) million and $(30.3) million, respectively, into net income.